Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 6, dated as of June 26, 2020 (this “Amendment Agreement”), among HARSCO CORPORATION, a Delaware corporation (the “Company”), the Subsidiary Guarantors party hereto, CITIBANK, N.A., as Administrative Agent and Collateral Agent, and the Lenders party hereto (each, a “Consenting Lender”).

Reference is made to the Third Amended and Restated Credit Agreement, dated as of November 2, 2016 (as amended by Amendment No. 1 to Credit Agreement, dated as of December 8, 2017, Amendment No. 2 to the Credit Agreement, dated as of June 18, 2018, Amendment No. 3 to Credit Agreement, dated as of June 18, 2018, Amendment No. 4 to Credit Agreement, dated as of June 28, 2019, and Amendment No. 5 to Credit Agreement, dated as of March 31, 2020, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment Agreement, the “Amended Credit Agreement”), among the Company, the Approved Borrowers (as defined therein) from time to time party thereto, the lenders from time to time party thereto and Citibank, N.A., as Administrative Agent and Collateral Agent. Unless otherwise defined herein, terms defined in the Amended Credit Agreement and used herein shall have the meanings given to them in the Amended Credit Agreement.

WHEREAS, the Company has requested certain amendments to the Existing Credit Agreement on the terms set forth herein (the “Required Lender Amendments”);

WHEREAS, in order to effect the foregoing, the Company and the Consenting Lenders, which Consenting Lenders constitute Required Lenders (as defined in the Existing Credit Agreement), desire to amend the Existing Credit Agreement as of the Amendment No. 6 Effective Date and approve the Required Lender Amendments as provided herein; and

WHEREAS, all notice requirements set forth in Section 10.01 of the Existing Credit Agreement have been duly provided by the Company or waived by the Administrative Agent and the Consenting Lenders.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Credit Agreement Amendments. On the Amendment No. 6 Effective Date, the Company, the Administrative Agent, and the Consenting Lenders agree that the Existing Credit Agreement is, effective as of the Amendment No. 6 Effective Date, hereby amended pursuant to Section 10.01 of the Existing Credit Agreement, as follows:

(a)    The following definitions are hereby added after the definition of “Amendment No. 5 Effective Date”:

“‘Amendment No. 6’: Amendment No. 6, dated as of June 26, 2020, among the Loan Parties, the Lenders party thereto, the Administrative Agent and the Collateral Agent.”

“‘Amendment No. 6 Effective Date’: June 26, 2020.”

(b)    Clause (b) of the definition of “Applicable Margin” is hereby amended by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text):

From and after the Amendment No. 4 Effective Date (but other than during the Relief Period)

Pricing Level	Total Leverage Ratio	Eurocurrency Loans	Base Rate Loans

1	< 2.75:1.00	1.50%	0.50%

2	≥ 2.75:1.00 and < 3.25:1.00	1.75%	0.75%

3	≥ 3.25:1.00 and < 4.00:1.00	2.00%	1.00%

4	≥ 4.00:1.00	2.25%	1.25%

During the Relief Period

Pricing Level	Total Leverage Ratio	Eurocurrency Loans	Base Rate Loans
1	< 2.75:1.00	1.50%	0.50%
2	≥ 2.75:1.00 and < 3.25:1.00	1.75%	0.75%
3	≥ 3.25:1.00 and < 4.00:1.00	2.00%	1.00%
4	≥ 4.00:1.00 and < 4.50:1.00	2.25%	1.25%
5	≥ 4.50:1.00	2.50%	1.50%

(c)    Clause (c) of the definition of “Incremental Cap Amount” is hereby amended by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text):

“(c)    from and after the Amendment No. 5 Effective Date and without deducting amounts incurred on or prior to the Amendment No. 5 Effective Date pursuant to this clause (c), (i) $0 on any date within the Relief Period and (ii) $175,000,000 on any date outside of the Relief Period;”

(d)    The following definitions are hereby added after the definition of “Related Parties”:

“‘Relief Period’: the period commencing on the Amendment No. 6 Effective Date and ending on the Relief Period Termination Date.”

“‘Relief Period Termination Notice’: an irrevocable written notice executed and delivered by a Responsible Officer of the Company to the Administrative Agent (on behalf of and for distribution to the applicable Lenders) stating that on the date specified therein the Relief Period shall be permanently terminated. The Relief Period Termination Notice may be executed and delivered by the Company at any time in its sole discretion and on no more than one occasion.”

“‘Relief Period Termination Date’: the earlier of (x) the date on which the Administrative Agent receives a Compliance Certificate from the Company pursuant to Section 6.02(b) in respect of the fiscal year ending December 31, 2021 and (y) the date that is specified as such on the Relief Period Termination Notice, if any.”

(e)    Section 7.01(a) is hereby amended by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~):

“Section 7.01. Financial Covenants.

(a) (i) During the Relief Period, permit the Total Net Leverage Ratio on a Pro Forma Basis as at the last day of any applicable Test Period to exceed (v) in the case of the Test Period ending on June 30, 2020, 5.25:1.00, (w) in the case of the Test Periods ending on September 30, 2020, December 31, 2020 and March 31, 2021, 5.75:1.00, (x) in the case of the Test Period ending on June 30, 2021, 5.25:1.00, (y) in the case of the Test Period ending on September 30, 2021, 5.00:1.00, and (z) in the case of in the case of the Test Period ending on December 31, 2021, 4.75:1.00;

(ii) Upon and after the Relief Period Termination Date, Permit the Total Net Leverage Ratio on a Pro Forma Basis as at the last day of any Test Period to exceed (x) in the case of any Test Period ending on or before December 31, 2020, 5.00:1.00, (y) in the case of any Test Period ending on or before December 31, 2021 but after December 31, 2020, 4.50:1.00 and (z) in the case of any Test Period ending thereafter, 4.00:1.00; provided, solely in the case of this subsection (a)(ii), that, notwithstanding the foregoing, the maximum permitted Total Net Leverage Ratio set forth in clauses (y) and (z) ~~above~~in this subsection (a)(ii) shall be increased by 0.50 for a period of one year following the consummation of any Significant Acquisition (but shall in no event exceed 4.50:1.00); provided, further, that such increase shall not be cumulative in the event that more than one Significant Acquisition is consummated within the same 12-month period.”

(f)    Section 7.02(i) is hereby amended by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text):

“Indebtedness of any Restricted Subsidiary which is not a Subsidiary Guarantor; provided that the aggregate principal amount of Indebtedness outstanding at any one time pursuant to this clause shall not exceed (i) $75,000,000 on any date within the Relief Period and (ii) $150,000,000 on any date outside of the Relief Period;”

(g)    Section 7.03(r) is hereby amended by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~):

“Liens securing obligations at any time outstanding not to exceed (i) $50,000,000 on any date within the Relief Period and (ii) the greater of $75,000,000 and 3.25% of Consolidated Total Assets ~~at~~on any ~~time outstanding~~date outside of the Relief Period;”

(h)    Section 7.06(h) is hereby amended by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text):

“on any date outside of the Relief Period, the Company may make additional cash Restricted Payments pursuant to this clause (h) in an aggregate amount not to exceed the Available Amount at such time (as determined immediately before giving effect to the making of such Restricted Payment) so long as (A) no Default or Event of Default then exists or would result therefrom, (B) the Company would at the time of and immediately after giving effect to such Restricted Payment be in compliance with the Financial Covenants, determined on a Pro Forma Basis giving effect to such Restricted Payment as of the last day of the most recently ended Test Period and (C) the Company shall be in compliance with the Minimum Liquidity Test at the time of the proposed Restricted Payment and immediately after giving effect thereto, as certified by the Company to the Administrative Agent (and supported with such evidence as may be reasonably satisfactory to the Administrative Agent);”

(i)    Section 7.07(n) is hereby amended by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text):

“Investments by the Company or any of its Restricted Subsidiaries in an aggregate amount at any time outstanding not to exceed (i) $50,000,000 on any date within the Relief Period and (ii) the greater of $100,000,000 and 4.25% of Consolidated Total Assets on any date outside of the Relief Period;”

(j)    Section 7.07(o) is hereby amended by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text):

“on any date outside of the Relief Period, the Company and its Restricted Subsidiaries may make Investments in an aggregate amount not to exceed the Available Amount at such time (as determined immediately before giving effect to the making of such Investment) so long as (A) no Default or Event of Default then exists or would result therefrom and (B) the Company would at the time of and immediately after giving effect to such Investment be in compliance with the Financial Covenants;”

(k)    Section 7.08(a)(II) is hereby amended by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text):

“on any date outside of the Relief Period, optional or voluntary payments, prepayments, repurchases, redemption or defeasance of such Indebtedness in an aggregate amount not to exceed the Available Amount at such time (as determined immediately before giving effect to the making of such payment, prepayment, repurchase, redemption or defeasance so long as, in the case of this clause (a)(II), (i) no Default or Event of Default then exists or would result therefrom and (ii) the Company would at the time of and immediately after giving effect to such voluntary payment, prepayment, repurchase, redemption or defeasance be in compliance with the Financial Covenants,”

Section 2.    Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and each Lender party hereto that (x) no Default or Event of Default has occurred and is continuing on and as of the Amendment No. 6 Effective Date after giving effect hereto, and (y) each of the representations and warranties in each of the Loan Documents is true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Amendment No. 6 Effective Date after giving effect hereto (except to the extent such representations and warranties are specifically made as of an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date).

Section 3.    Effectiveness of this Amendment Agreement. This Amendment Agreement shall become effective as of the date hereof, subject to the satisfaction of the following conditions precedent on such date (the date on which all of such conditions shall first be satisfied, the “Amendment No. 6 Effective Date”):

(a)    the Administrative Agent shall have received in .pdf or electronic format (followed promptly by originals to the extent requested by the Administrative Agent) and, unless otherwise specified, properly executed by a Responsible Officer of the signing Loan Party and by each other party thereto, each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(i)    counterparts hereof that, when taken together, bear the signatures of the Loan Parties, the Administrative Agent, the Collateral Agent, and each other Consenting Lender collectively constituting the Required Lenders; and

(ii)    a certificate of a Responsible Officer certifying as to the matters set forth in Section 2 hereof;

(b)    the Administrative Agent shall have received for the ratable benefit of each Consenting Lender an amendment fee in an amount equal to 0.125% of (i) the aggregate principal amount of the outstanding Term A-1 Loans of such Consenting Lender as of the Amendment No. 6 Effective Date and (ii) the aggregate amount of the Revolving Credit Commitments of such Consenting Lender as of the Amendment No. 6 Effective Date; and

(c)    All other fees and expenses (in the case of expenses, to the extent invoiced at least three (3) Business Days prior to the Amendment No. 6 Effective Date (except as otherwise reasonably agreed by the Company)) required to be paid hereunder, under the Amended Credit Agreement and under the Engagement Letter, dated as of June 17, 2020, between Citigroup Global Markets Inc. as lead arranger, and the Company, in each case on the Amendment No. 6 Effective Date, shall have been paid.

Section 4.    Effect of Amendment; No Novation.

(a)    Except as expressly set forth herein or in the Amended Credit Agreement, this Amendment Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Existing Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(b)    Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

(c)    On and after the Amendment No. 6 Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import, and each reference to the “Credit Agreement”, in any other Loan Document shall be deemed a reference to the Amended Credit Agreement. This Amendment Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

(d)    The parties hereto hereby consent to the Required Lender Amendments upon the terms and subject to the conditions set forth herein. Upon the Amendment No. 6 Effective Date, all conditions and requirements set forth in the Existing Credit Agreement or the other Loan Documents relating to the effectiveness of this Amendment Agreement, including the Required Lender Amendments, shall be deemed satisfied.

(e)    Nothing contained in this Amendment Agreement, the Amended Credit Agreement or any other Loan Document shall constitute or be construed as a novation of any of the Obligations.

Section 5.    Governing Law. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

Section 6.    Costs and Expenses. In accordance with, and subject to the limitations of, Section 10.05 of the Amended Credit Agreement, the Company agrees to reimburse the Administrative Agent for its reasonable documented out-of-pocket expenses in connection with this Amendment Agreement, including the reasonable documented fees, charges and disbursements of counsel for the Administrative Agent.

Section 7.    Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof; provided, that, notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it (it being understood that DocuSign shall be approved by the Administrative Agent); provided, further, that, without limiting the foregoing, any party providing an electronic signature page shall provide the Administrative Agent with an original or .pdf copy such signature page signed manually within six month following the Amendment No. 6 Effective Date.

Section 8.    Headings. The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective duly authorized officers or representatives as of the day and year first above written.

HARSCO CORPORATION, as Borrower

By:	/s/ Peter F. Minan
Name:	Peter F. Minan
Title:	Senior Vice President and Chief Financial Officer

HARSCO DEFENSE HOLDING LLC HARSCO MINNESOTA FINANCE, INC. PROTRAN TECHNOLOGY LIMITED LIABILITY COMPANY HARSCO MINERALS TECHNOLOGIES LLC HARSCO FINANCIAL HOLDINGS, INC.

By:	/s/ Michael H. Kolinsky
Name:	Michael H. Kolinsky
Title:	President

HARSCO MINNESOTA LLC HARSCO TECHNOLOGIES LLC

By:	/s/ Daniel G. King
Name:	Daniel G. King
Title:	President

HARSCO RAIL, LLC HARSCO METRO RAIL, LLC

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Vice President and Secretary

CEHI ACQUISITION, LLC (formerly known as: CEHI ACQUISITION CORPORATION)

By:	/s/ Michael H. Kolinsky
Name:	Michael H. Kolinsky
Title:	President

CLEAN EARTH HOLDINGS, LLC (formerly known as: CLEAN EARTH HOLDINGS, INC.)

By:	/s/ Michael H. Kolinsky
Name:	Michael H. Kolinsky
Title:	President

CEI HOLDING, LLC (formerly known as: CEI HOLDING CORPORATION)

By:	/s/ Michael H. Kolinsky
Name:	Michael H. Kolinsky
Title:	President

CLEAN EARTH, LLC (formerly known as: CLEAN EARTH, INC.)

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

ADVANCED REMEDIATION & DISPOSAL TECHNOLOGIES OF DELAWARE, LLC

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

[Signature Page to Amendment No. 6]

ALLIED ENVIRONMENTAL GROUP, LLC

CLEAN EARTH OF CARTERET, LLC

CLEAN EARTH DREDGING TECHNOLOGIES, LLC

CLEAN EARTH OF GEORGIA, LLC

CLEAN EARTH OF GREATER WASHINGTON, LLC

CLEAN EARTH OF MARYLAND, LLC

CLEAN EARTH OF NEW CASTLE, LLC

CLEAN EARTH OF NORTH JERSEY, INC.

CLEAN EARTH OF PHILADELPHIA, LLC

CLEAN EARTH OF SOUTHEAST PENNSYLVANIA, LLC

CLEAN EARTH OF SOUTHERN FLORIDA, LLC

CLEAN EARTH OF WILLIAMSPORT, LLC

CLEAN EARTH OF MICHIGAN, LLC

By: CLEAN EARTH, LLC. (formerly known as: CLEAN EARTH, INC.) its Sole Member

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

CLEAN EARTH ENVIRONMENTAL SERVICES, INC.

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

CLEAN ROCK PROPERTIES LTD.

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

AES ASSET ACQUISITION CORPORATION

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

[Signature Page to Amendment No. 6]

CLEAN EARTH OF ALABAMA, INC.

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

REAL PROPERTY ACQUISITION LLC

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

AERC ACQUISITION CORPORATION

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

MKC ACQUISITION CORPORATION

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

ENVIRONMENTAL SOIL MANAGEMENT, INC.

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

[Signature Page to Amendment No. 6]

ENVIRONMENTAL SOIL MANAGEMENT OF NEW YORK, LIMITED LIABILITY COMPANY

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

GARDNER ROAD OIL, LLC

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

CLEAN EARTH MOBILE SERVICES, LLC

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

CALRISSIAN HOLDINGS, LLC

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

ALTEK, L.L.C.

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

[Signature Page to Amendment No. 6]

CITIBANK, N.A., as Administrative Agent and an Issuing Lender

By:	/s/ Matthew Burke
Name:	Matthew Burke
Title:	Managing Director and Vice President

[Signature Page to Amendment No. 6]

[CONSENTING LENDERS SIGNATURE PAGES ON FILE WITH THE ADMINISTRATIVE AGENT]

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment Agreement (the “Amendment Agreement”), dated as of June 26, 2020, which amends the Third Amended and Restated Credit Agreement dated as of November 2, 2016 (as amended by Amendment No. 1 to Credit Agreement, dated as of December 8, 2017, Amendment No. 2 to Credit Agreement, dated as of June 18, 2018, Amendment No. 3 to Credit Agreement, dated as of June 18, 2018, Amendment No. 4 to Credit Agreement dated as of June 28, 2019, and Amendment No. 5 to Credit Agreement, dated as of March 31, 2020, the “Existing Credit Agreement”), among Harsco Corporation, a Delaware corporation, Citibank, N.A., as Administrative Agent, and the several lenders from time to time party thereto. Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Amended Credit Agreement (as defined in the Amendment Agreement). In connection with the execution and delivery of the Amendment Agreement, each of the undersigned, except as expressly set forth in the Amendment Agreement, (i) ratifies and affirms all the provisions in the Amended Credit Agreement, the Guarantee and Collateral Agreement and the other Loan Documents, (ii) agrees that the terms and conditions of the Loan Documents, including the security provisions set forth therein, shall continue in full force and effect as amended thereby, and shall not be impaired or limited by the execution or effectiveness of the Amendment Agreement and (iii) acknowledges and agrees that the Collateral continues to secure, to the fullest extent possible in accordance with the Amended Credit Agreement and the Guarantee and Collateral Agreement, the payment and performance of all Obligations. All references in the Loan Documents to (i) the “Credit Agreement” shall hereafter mean and refer to the Existing Credit Agreement as amended pursuant to the Amendment Agreement and (ii) the term “Obligations” shall hereafter mean and refer to the Obligations as redefined in the Amended Credit Agreement and shall include all additional Obligations resulting from or incurred pursuant to the Amended Credit Agreement.

The terms and conditions of the Guarantee and Collateral Agreement and the other Security Documents are hereby reaffirmed by the Subsidiary Guarantors.

Dated: June 26, 2020

[Signature Pages Follow]

HARSCO CORPORATION, as Borrower

By:	/s/ Peter F. Minan
Name:	Peter F. Minan
Title:	Senior Vice President and Chief Financial Officer

HARSCO DEFENSE HOLDING LLC HARSCO MINNESOTA FINANCE, INC. PROTRAN TECHNOLOGY LIMITED LIABILITY COMPANY HARSCO MINERALS TECHNOLOGIES LLC HARSCO FINANCIAL HOLDINGS, INC.

By:	/s/ Michael H. Kolinsky
Name:	Michael H. Kolinsky
Title:	President

HARSCO MINNESOTA LLC HARSCO TECHNOLOGIES LLC

By:	/s/ Daniel G. King
Name:	Daniel G. King
Title:	President

HARSCO RAIL, LLC HARSCO METRO RAIL, LLC

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Vice President and Secretary

[Signature Page to Consent and Reaffirmation]

CEHI ACQUISITION, LLC (formerly known as: CEHI ACQUISITION CORPORATION)

By:	/s/ Michael H. Kolinsky
Name:	Michael H. Kolinsky
Title:	President

CLEAN EARTH HOLDINGS, LLC (formerly known as: CLEAN EARTH HOLDINGS, INC.)

By:	/s/ Michael H. Kolinsky
Name:	Michael H. Kolinsky
Title:	President

CEI HOLDING, LLC (formerly known as: CEI HOLDING CORPORATION)

By:	/s/ Michael H. Kolinsky
Name:	Michael H. Kolinsky
Title:	President

CLEAN EARTH, LLC (formerly known as: CLEAN EARTH, INC.)

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

ADVANCED REMEDIATION & DISPOSAL TECHNOLOGIES OF DELAWARE, LLC

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

[Signature Page to Consent and Reaffirmation]

ALLIED ENVIRONMENTAL GROUP, LLC

CLEAN EARTH OF CARTERET, LLC

CLEAN EARTH DREDGING TECHNOLOGIES, LLC CLEAN EARTH OF GEORGIA, LLC

CLEAN EARTH OF GREATER WASHINGTON, LLC

CLEAN EARTH OF MARYLAND, LLC

CLEAN EARTH OF NEW CASTLE, LLC

CLEAN EARTH OF NORTH JERSEY, INC.

CLEAN EARTH OF PHILADELPHIA, LLC

CLEAN EARTH OF SOUTHEAST PENNSYLVANIA, LLC

CLEAN EARTH OF SOUTHERN FLORIDA, LLC

CLEAN EARTH OF WILLIAMSPORT, LLC

CLEAN EARTH OF MICHIGAN, LLC

By: CLEAN EARTH, LLC. (FORMERLY KNOWN AS: CLEAN EARTH, INC.) its Sole Member

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

CLEAN EARTH ENVIRONMENTAL SERVICES, INC.

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

CLEAN ROCK PROPERTIES LTD.

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

AES ASSET ACQUISITION CORPORATION

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

[Signature Page to Consent and Reaffirmation]

CLEAN EARTH OF ALABAMA, INC.

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

REAL PROPERTY ACQUISITION LLC

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

AERC ACQUISITION CORPORATION

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

MKC ACQUISITION CORPORATION

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

ENVIRONMENTAL SOIL MANAGEMENT, INC.

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

[Signature Page to Consent and Reaffirmation]

ENVIRONMENTAL SOIL MANAGEMENT OF NEW YORK, LIMITED LIABILITY COMPANY

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

GARDNER ROAD OIL, LLC

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

CLEAN EARTH MOBILE SERVICES, LLC

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

CALRISSIAN HOLDINGS, LLC

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

ALTEK, L.L.C.

By:	/s/ Jon S. Ploetz
Name:	Jon S. Ploetz
Title:	Secretary

[Signature Page to Consent and Reaffirmation]